                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-1 (No. 333-72665) of our report, dated April 23, 1999, relating to the consolidated financial statements of Ansys Diagnostics, Inc. and Subsidiary. We also consent to the reference to our Firm under the captions "Experts" and "Selected Consolidated Financial Data" in the Prospectus.




                                             McGladrey & Pullen, LLP

Anaheim, California
April 23, 1999